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                                                                   EXHIBIT 10.12


                           ICARUS INTERNATIONAL, INC.
                             1998 STOCK OPTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

       ICARUS International, Inc. (the "Corporation") hereby establishes this 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

       This Plan is intended to secure for the Corporation, any Subsidiary Companies thereof and its stockholders the benefits arising from ownership of the Corporation's Common Stock, by those selected Officers and other key Employees of the Corporation and any Subsidiary Company thereof who will be responsible for its future growth. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and to provide key Employees with an additional incentive to contribute to the success of the Corporation. All Incentive Stock Options issued under the Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions under the Plan relating to Incentive Stock Options shall be read, interpreted and applied with that purpose in mind. Capitalized terms are defined in Article III, below.


                                  ARTICLE III
                                  DEFINITIONS

       3.01 "Award" means an Option granted pursuant to the terms of this Plan.

       3.02   "Board" means the Board of Directors of the Corporation.

       3.03 "Change in control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Mr. Herbert G. Blecker or the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing [25%] or more of the combined voting power of the Corporation's then outstanding securities, (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute

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at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period, (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other entity, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately subsequent thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

       3.04   "Code" means the Internal Revenue Code of 1986, as amended.

       3.05 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

       3.06 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

       3.07 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

       3.08 "Effective Date" means the day upon which the Board approves this Plan.

       3.09 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

       3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.





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       3.11   "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, if the Common Stock is publicly traded, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Board in good faith.

       3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

       3.13 "Non-Employee Director" means a member of the Board of the Corporation who is not an Officer or Employee of the Corporation or any Subsidiary Company.

       3.14 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

       3.15 "Offering" means the initial public offering of Common Stock by the Corporation.

       3.16 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

       3.17 "Option" means a right granted under this Plan to purchase Common Stock.

       3.18 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

       3.19 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan, or under any applicable policy of the Corporation.

       3.20 "Subsidiary Company" or "Subsidiary Companies" means those subsidiaries of the Corporation which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.





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                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

       4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof,
(ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

       4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

       4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws shall terminate as of the effective date of such removal.





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       4.04   LIMITATION ON LIABILITY.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it in accordance with the provisions of the Articles of Incorporation of the Corporation. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of the Corporation's Articles of Incorporation and/or Bylaws and of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and/or its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

       4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

       4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                   ARTICLE V
                                  ELIGIBILITY

       Incentive Stock Options may be granted to such Employees of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Non-Employee Directors and consultants, agents or advisors to the Corporation or any Subsidiary thereof shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.





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                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

       6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 825,000, which is equal to 15.0% of the shares of Common Stock issued and outstanding immediately subsequent to the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

       6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                  ARTICLE VII
                            DETERMINATION OF AWARDS

       7.01 DETERMINATION OF AWARDS. The Board or the Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.


                                  ARTICLE VIII
                                    OPTIONS

       Each Option granted hereunder shall be on the following terms and conditions:

       8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.





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       8.02 GRANTS TO NON-EMPLOYEE DIRECTORS.  Commencing on the date of the first annual meeting of the Corporation's stockholders to be held following the closing of the Offering, and on the date of each annual meeting of the stockholders thereafter, each person who is a Non-Employee Director of the Board immediately following each such annual meeting will be automatically granted a Non-Qualified Option to purchase 4,200 shares of the Corporation's Common Stock. If on any date upon which Options are to be granted under this Plan the number of shares of Common Stock remaining available under the Plan are less than the number of shares required for all grants to be made on such date, then Options to purchase a proportionate amount of such available number of shares of Common Stock shall be granted to each eligible Non-Employee Director.

       8.03   OPTION EXERCISE PRICE.

              (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b).

              (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

       8.04  VESTING AND EXERCISE OF OPTIONS.

              (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted to Employees shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative, or as otherwise determined by the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service, or a Non-Employee Director's service, with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

              (b) ACCELERATED VESTING. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company, or service as a Non-Employee Director, because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation





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or a Subsidiary Company, or service as a Non-Employee Director, due to
Retirement or as the result of a Change in Control of the Corporation if, as of such date of such Retirement or Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

       8.05  DURATION OF OPTIONS.

              (a) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to an Optionee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies or serve as a Non-Employee Director, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding five (5) years.

              (b) EXCEPTIONS. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. If a Non-Employee Director dies while serving as a Non-Employee Director or terminates his service to the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Non-Employee Director or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted. In the event of Retirement, an Employee or Non-Employee Director shall be entitled to the same time period set forth above in this Section 8.05(b) to exercise an Option if, as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

       8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.





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       8.07   MANNER OF EXERCISE.  Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

       8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

       8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

       8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

              (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of
Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

              (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

              (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section





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421 of the Code) of any shares of Common Stock acquired through exercise of an
Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

       8.11 RIGHT OF FIRST REFUSAL. If at the time an Optionee wishes to sell Common Stock purchased with an Option granted hereunder, and if at such time the Common Stock is not publicly traded, then the Corporation shall have the right to purchase such Common Stock from the Optionee at a price equal to its Fair Market Value. If the Corporation does not choose to purchase the Common Stock from an Optionee, then the other Common Stock shareholders shall have the right to purchase such Common Stock at a price equal to its Fair Market Value on a "first-come, first-serve" basis.


                                   ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

       The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Award to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.





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                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

       The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                   ARTICLE XI
                         EMPLOYMENT AND SERVICE RIGHTS

       Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.


                                  ARTICLE XII
                                  WITHHOLDING

       12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

       12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.





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                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

       13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

       13.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                  ARTICLE XIV
                              STOCKHOLDER APPROVAL

       The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders, or by the unanimous written consent of the stockholders, of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the National Association of Securities Dealers, Inc. for quotation of the Common Stock on the Nasdaq Stock Market's National Market or any other securities market or exchange, if applicable.


                                   ARTICLE XV
                                 MISCELLANEOUS

       15.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Maryland.

       15.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.





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